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                             COMMUNITY CENTRAL BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2003
                 Amended and Restated Effective January 1, 2005
                 Including Amendments Through December 31, 2006

                                     PURPOSE

     The purpose of the Plan is to provide supplemental retirement benefits to a select group of employees who contribute materially to the continued growth, development and future business success of Community Central Bank, Community Central Bank Corporation and their affiliated entities. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

     The Plan has been amended and restated effective January 1, 2005, except where otherwise provided herein or required by applicable law. The Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance of general applicability issued thereunder, and shall be administered and operated accordingly.

     The rights of any person who terminates employment on or before any amendment to this Plan shall be determined solely under the terms of the Plan in effect as of the date of his termination of employment, unless such person again becomes a Participant hereunder, or unless otherwise required by Section 409A of the Code or other applicable law.

                                    ARTICLE I
                                   DEFINITIONS

     For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Annual Benefit" shall mean with respect to any Participant, an annual benefit equal to the percent of the Participant's Final Average Compensation set forth in a Participant's Plan Agreement. Notwithstanding the foregoing, where the Plan Agreement expresses the Annual Benefit as a unit benefit, then the Annual Benefit shall be equal to the percent of the Participant's Final Average Compensation set forth in the Participant's Plan Agreement times the number of the Participant's Years of Credited Service set forth in a Participant's Plan Agreement, calculated through the last day of the month in which the Participant experiences a Termination of Employment. A Participant's Annual Benefit shall not exceed any maximum Annual Benefit set forth in his Plan Agreement, nor be less than any minimum Annual Benefit set forth in his Plan Agreement.

     "Affiliate" shall mean an entity related to the Employer pursuant to Code
     Section 414(b) or 414(c).

     "Bank" shall mean Community Central Bank, and any successor to all or substantially all of the assets or business of the Bank.

     "Board" shall mean the board of directors of the Bank or the Holding
     Company.

     "Change in Control" shall mean the first to occur of any of the following events:


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     (a)  An acquisition of control of the Bank within the meaning of the Bank
          Holding Company Act of 1956 and 12 C.F.R. Part 303.82 as in effect on the date hereof that is not subject to rebuttal;

     (b) Any event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Exchange Act were applicable to the Bank;

     (c) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Exchange Act) becomes the beneficial owner (as that term is used in
          Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Bank's outstanding securities entitled to vote in the election of directors;

     (d) Individuals who are members of the board of directors of the Holding Company on the date of adoption of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board;

     (e) The sale of all or substantially all of the assets of the Bank or the Holding Company, excluding transfers to entities that are within a "controlled group of corporations" (as defined in Code Section 1563) in which the Bank is the parent corporation; or

     (f) A reorganization, merger, consolidation or similar transaction involving the Holding Company in which the Holding Company is not the resulting entity or the Holding Company is the resulting entity but the stockholders of the Holding Company immediately prior to such transaction do not own at least 50% of the voting securities of the Holding Company immediately following the completion of such transaction.

     "Claimant" shall have the meaning set forth in Section 12.1.

     "Code" shall mean the Internal Revenue Code 1986, as it may be amended from time to time.

     "Committee" shall mean the committee described in Article 10.

     "Compensation" shall mean the annual cash compensation relating to services performed by a Participant for the Bank or the Holding Company during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Participant's gross income). Compensation shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Bank and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Bank; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.


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     "Employee" shall mean a person who is classified as an employee of the Bank or the Holding Company.

     "Equivalent Actuarial Value" shall mean, unless otherwise specified in the Plan Agreement, a benefit of equivalent value to another form of benefit, computed on the basis of an interest rate factor of 7 percent per annum. Effective January 1, 2007, the Equivalent Actuarial Value of a benefit shall be determined using an interest rate equal to the then-current effective yield on the United States Treasury 10-year note, plus 100 basis points; provided, however that the interest rate shall not exceed 7 percent per annum.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Final Average Compensation" shall mean the amount determined by dividing by three the Participant's aggregate Compensation during the three Plan Years (whether or not consecutive) that results in the largest total.

     "Holding Company" shall mean Community Central Bank Corporation, the parent corporation of the Bank.

     "Monthly Benefit" shall mean one twelfth (1/12) of the Participant's Annual Benefit.

     "Normal Retirement Date" shall mean the later of (i) the date of the Participant's Termination of Employment or (ii) the Participant's attainment of age sixty-five (65).

     "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and (iii) whose signed Plan Agreement is accepted by the Bank or the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Annual Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

     "Payout Period" shall mean the number of consecutive months set forth as the Payout Period in a Participant's Plan Agreement, commencing on the first day of the calendar month next following the Participant's Normal Retirement Date, except as otherwise provided in Section 3.2(a).

     "Plan" shall mean this Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

     "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Bank or the Holding Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Bank or the Holding Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan. Every Plan Agreement shall comply with Section 409A. Should a provision of a Plan Agreement not comply with Section 409A, then the Plan Agreement shall be deemed amended to comply therewith (to the minimum extent necessary), and shall be administered and operated accordingly. Any Plan Agreement that permits a Participant to elect to have his benefits commence on an Early Retirement Date shall be amended (or deemed to be amended) to eliminate the availability of such election, and any such election made after January 1, 2005 shall be revoked.


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     "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

     "Section 409A" means Section 409A of the Code and the regulations and guidance of general applicability issued thereunder.

     "Specified Employee" shall mean a key employee described in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Bank or an Affiliate, provided the Bank or an Affiliate is publicly traded on an established securities market or otherwise. For purposes of determining whether a Participant is a Specified Employee, the identification date shall be December 31. The determination of whether a Participant is a Specified Employee shall be made by the Committee in accordance with
     Section 409A.

     "Termination of Employment" shall mean the severing of employment with the Bank for any reason. Effective January 1, 2005, whether a Termination of Employment has occurred will be determined based on the facts and circumstances surrounding the termination of the Participant's employment and whether the Bank and the Participant intended for the Participant to provide significant services for the Bank following such termination. A Termination of Employment will not be considered to have occurred if:

          (a) the Participant continues to provide services as an employee of the Bank or an Affiliate at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

          (b) the Participant continues to provide services to the Bank or an Affiliate in a capacity other than as an employee of the Bank or an Affiliate at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

     Notwithstanding anything herein to the contrary, no Participant shall be considered to have experienced a Termination of Employment unless his termination of employment with the Bank or an Affiliate would constitute a "separation from service" within the meaning of Section 409A.

     "Trust" shall mean any trust established between the Bank or the Holding Company and the trustee named therein to provide benefits hereunder, as amended from time to time.

     "Years of Credited Service" shall mean the total number of Plan Years (or fraction thereof determined on a months basis) taken into account under a Participant's Plan Agreement for purposes of calculating such Participant's Annual Benefit.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.


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2.2  ENROLLMENT REQUIREMENTS. As a condition to participation, each selected
     Employee shall complete, execute and return to the Bank or the Committee a Plan Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Bank or the Committee, that Employee shall commence participation in the Plan on the date his Plan Agreement is executed by the Bank or the Holding Company.

2.4 TERMINATION OF PARTICIPATION. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, but subject in all respects to Section 409A, to (i) cease further benefit accruals hereunder and/or (ii) immediately distribute in a single lump sum the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period, determined as if the Participant experienced a Termination of Employment, and terminate the Participant's participation herein.

                                    ARTICLE 3
                                    BENEFITS

3.1 BENEFITS. Upon a Participant's Normal Retirement Date, the Bank shall pay the Monthly Benefit to him during the Payout Period. Notwithstanding the preceding sentence, if the Participant is a Specified Employee at the time his Monthly Benefits are to commence, then the Participant's Monthly Benefits shall not be distributed (or commence to be distributed) until after the 185th day following the date of the Participant's Termination of Employment. Payments which would have been paid in accordance with this
     Section 3.1 but for the preceding sentence shall be paid with the first payment that is made under this Section 3.1.

3.2  NO DEATH BENEFITS.

     (a) If the Participant dies before having commenced receiving benefits under Section 3.1, no benefit shall be paid under this Plan.

     (b) If the Participant dies after he has commenced receiving benefits under Section 3.1, then benefits under this Plan shall terminate as of the first day of the month following the date of death of the Participant.

3.3 TAX WITHHOLDING FROM DISTRIBUTIONS. The Bank, the Holding Company, or the trustee of the Trust, if applicable, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Bank, the Holding Company, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Bank, the Holding Company and the trustee of the Trust, if applicable.

                                    ARTICLE 4
                    IN-SERVICE WITHDRAWALS AND DISTRIBUTIONS

     No in-service withdrawals or distributions are permitted under the Plan.


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                                    ARTICLE 5
                                     VESTING

     Unless the Participant's Plan Agreement provides for a vesting schedule with respect to the Plan benefits, the Participant shall be fully vested in his Monthly Benefit at all times. Notwithstanding anything in the Plan or a Plan Agreement to the contrary, each Participant who is actively employed by the Bank or an Affiliate upon the effective date of a Change in Control shall be 100 percent vested in his Monthly Benefits.

                                    ARTICLE 6
                            PARTICIPANT CONTRIBUTIONS

     Participant contributions are neither permitted nor required under the Plan.

                                    ARTICLE 7
                                     FUNDING

7.1 FUNDING GENERALLY. The Bank's or the Holding Company's obligations under the Plan shall be an unfunded and unsecured promise to pay. The Bank or the Holding Company shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the Bank's or the Holding Company's general assets.

7.2 OPTION TO FUND INFORMALLY. Notwithstanding Section 7.1, the Bank or the Holding Company may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans. No method of funding shall be permitted that would violate the requirements of Section 409A.

                                    ARTICLE 8
                                LEAVE OF ABSENCE

     If a Participant is authorized by the Bank or the Holding Company for any reason to take a leave of absence from employment with the Bank or the Holding Company, such Participant shall continue to be considered employed by the Bank or the Holding Company during such leave of absence (and therefore not to have experienced a Termination of Employment) and service during the leave of absence shall be credited for purposes of determining the Participant's Years of Credited Service.

                                    ARTICLE 9
                     TERMINATION, AMENDMENT OR MODIFICATION

9.1 TERMINATION. Although the Bank anticipates that it will continue as a sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Bank reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. Upon termination of sponsorship of the Plan by the Bank, the Annual and Monthly Benefit of each affected Participant shall be one hundred percent (100%) vested, and determined as if the Participant had experienced a Termination of Employment on the date Plan sponsorship is terminated. The Bank shall pay the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period in a lump sum as soon as practicable after the Plan is terminated. Notwithstanding the foregoing, the ability to terminate the Plan, and the time and


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     manner in which Plan benefits are paid in connection with the Plan termination shall be subject to the "Section 409A Termination Requirements". The "Section 409A Termination Requirements" are as follows (unless Section 409A permits otherwise):, (a) all arrangements sponsored by the Bank or an Affiliate that are required to be aggregated with this Plan under Section 409A are terminated; (b) no payments other than payments that would be payable under the terms of the Plan or an aggregated plan if the termination had not occurred are made within 12 months of the termination of the arrangements; (c) all payments are made within 24 months of the termination of the Plan and related arrangements; and (d) the Bank or an Affiliate does not adopt a new arrangement that would be required to be aggregated with this Plan under Section 409A if the same Participant participated in both arrangements, within five years of the termination of the Plan.

9.2 AMENDMENT. The Bank may, at any time, amend or modify the Plan in whole or in part by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Annual Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification. The ability of the Employer to amend this Plan, and the amendment itself, shall in all respects comply with Section 409A.

9.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant under the Plan.

                                   ARTICLE 10
                                 ADMINISTRATION

10.1 COMMITTEE DUTIES. The Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, the Bank or the Holding Company.

10.2 AGENTS. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Bank or the Holding Company.

10.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4 INDEMNITY OF COMMITTEE. The Bank shall indemnify and hold harmless the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.


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10.5 INFORMATION. To enable the Committee to perform its functions, the Bank and the Holding Company shall supply full and timely information to the Committee as the Committee may reasonably request.


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                                   ARTICLE 11
                          OTHER BENEFITS AND AGREEMENTS

     The benefits provided for a Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Bank. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 12
                                CLAIMS PROCEDURES

12.1 PRESENTATION OF CLAIM. Any Participant (such Participant being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               12.3 below.

12.3 REVIEW OF A DENIED CLAIM. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.


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12.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

12.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this
     Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 13
                                      TRUST

13.1 ESTABLISHMENT OF THE TRUST. The Bank may establish the Trust upon such terms as it deems appropriate. No Trust or other method of funding shall be permitted that would violate the requirements of Section 409A, and any action taken to that effect shall be considered null and void.

13.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan, including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Bank, the Holding Company, Participants and the creditors of the Bank and the Holding Company to any assets transferred to the Trust. The Bank and the Holding Company shall at all times remain liable to carry out its obligations under the Plan.

13.3 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

13.4 DISTRIBUTIONS FROM THE TRUST. The Bank's and the Holding Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Bank's and the Holding Company's obligations under the Plan.

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

14.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Bank or the Holding Company. For purposes of the payment of benefits under the Plan, any and all assets of the Bank or the Holding Company shall be, and remain the general, unpledged and unrestricted


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

     assets of such entity. The Bank's and the Holding Company's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

14.3 LIABILITY. The Bank's and the Holding Company's liability for the payment of benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Bank and the Holding Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

14.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of the Plan, including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Bank or the Holding Company and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Bank or the Holding Company or to interfere with the right of the Bank or the Holding Company to discipline or discharge such Participant at any time.

14.6 FURNISHING INFORMATION. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

14.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

14.8 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9 GOVERNING LAW. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of placeStateMichigan without regard to its conflicts of laws and principles.

14.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

          Director of Human Resources
          Community Central Bank
          100 North Main Street
          Mount Clemens, Michigan 48043

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

14.11 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Bank, the Holding Company and their successors and assigns and the Participant.

14.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

14.13 VALIDITY. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

14.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and shall be a complete discharge of any liability under the Plan for such payment amount

14.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse. This Section 14.15 shall be applied in a manner consistent with Section 409A.

14.16 DISTRIBUTION IN THE EVENT OF TAXATION OR TO PAY INCOME OR FICA TAXES OR ON ACCOUNT OF INCLUSION PURSUANT TO SECTION 409A.

     (a) If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, the Participant shall be distributed in a cash lump sum that portion of his or her benefit that has become taxable, to the extent permitted by Section 409A. Distributions also may be made from a Participant's Annual Benefit prior to when amounts are otherwise distributable under the Plan to the extent necessary to pay FICA taxes under Code Sections 3101, 3121(a) and 3121(v)(2), as well as the corresponding federal, state, local or foreign income and withholding taxes associated with those FICA taxes. Distributions under this Section 14.16(a) shall be permitted only to the extent allowed under Section 409A.

     (b) Upon the inclusion of any portion of the benefit into the Participant's income as a result of the failure of this Plan to comply with the requirements of Section 409A, a lump sum distribution shall be made as soon as is administratively practicable following the discovery of the plan failure of an amount equal to the lesser of (a) the Participant's then-vested benefit, or (b) the amount includible in the Participant's income as a result of the failure of the Plan to comply with Section 409A. In the event the amount includible in the Participant's income under Section 409A exceeds the Participant's then-vested benefit, the excess shall be distributed in a lump sum as soon as administratively practicable after the Participant's vested interest in his Plan benefits increases.

14.17 INSURANCE. The Bank or the Holding Company, on its own behalf or on behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Bank, the Holding Company or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Bank or the Holding Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Bank or the Holding Company has applied for insurance.

14.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Bank and the Holding Company is aware that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Bank or the Holding Company, or of any successor corporation, might then cause or attempt to cause Bank or the Holding Company, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Bank or the Holding Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Bank, the Holding Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Bank, the Holding Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Bank or the Holding Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Bank or the Holding Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Bank or the Holding Company or any director, officer, stockholder or other person affiliated with the Bank or the Holding Company or any successor thereto in any jurisdiction.

     The Bank and the Holding Company have signed the Plan as of December 19, 2006, effective as of January 1, 2005, except where otherwise provided herein or required by applicable law.

                                        COMMUNITY CENTRAL BANK


                                        By: S/ Dean S. Petitpren
                                            ------------------------------------
                                        Name: Dean S. Petitpren
                                        Title: Chairman of the Compensation
                                               Committee


                                        COMMUNITY CENTRAL BANK CORPORATION


                                        By: S/ Dean S. Petitpren
                                            ------------------------------------
                                        Name: Dean S. Petitpren
                                        Title: Chairman of the Compensation
                                               Committee

                                   Individual
                                      Plan
                                   Agreement

                       COMMUNITY CENTRAL BANK CORPORATION
                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

     Community Central Bank Corporation (the "Company") is the co-sponsor of the Community Central Bank Supplemental Executive Retirement Plan (the "Plan"). The Company and the undersigned executive of the Company (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

          PROVISIONS REGARDING PLAN BENEFITS, VESTING, RETIREMENT DATES
                           AND YEARS OF SERVICE CREDIT

     1. No limitations other than those contained in the Plan and this Plan Agreement shall apply to the Employee's entitlement to benefits under the Plan.

     2. The Employee's annual benefit percentage is 50%.

     3. The Employee's minimum Annual Benefit shall be $75,000.

     4. For purposes of determining "Years of Credited Service", the Employee shall be credited with all Years of Credited Service earned after December 31, 1999.

     5. The "Payout Period" shall be 180 consecutive months.

     6. If elected by the Employee, the Payout Period shall commence on a designated Early Retirement Date. The Early Retirement Date shall not be earlier than one year preceding the date the Employee elects in writing to have his benefits commence. The Employee acknowledges and understands that (a) no benefit will be paid on an Early Retirement Date unless this written election is made, and (b) if benefits commence on an Early Retirement Date, the Employee's monthly payment under the Plan will be smaller than the Monthly Benefit he would have received had benefits commenced at his Normal Retirement Date, to reflect the earlier commencement of benefits.

     7. The Employee shall vest in his Annual Benefit (including his minimum Annual Benefit) over a 10-year period, at a rate of 10 percent for each Year of Credited Service. The Employee shall be 100 percent vested in his Annual Benefit upon a Change in Control, regardless of his actual Years of Credited Service.

     8. In the event that any payments or benefits provided or to be provided to the Employee pursuant to this Plan Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Holding Company or the Bank, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Employee in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Employee (net of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax. The Company shall pay the Gross Up Payment within 30 days after the Change in Control. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Company, the Employee shall repay to the Company, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Company shall pay to the Employee, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Employee with respect to such additional amount of excise and other tax. The Company shall have the right to challenge, on the Employee's behalf, any excise tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Company and the Company shall indemnify the Employee and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Company.

                             BENEFICIARY DESIGNATION

     THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES A SPOUSAL CONSENT PERMITTING ANOTHER PERSON TO BE SO DESIGNATED AS PRIMARY BENEFICIARY.

     The Employee designates the following individuals as his "BENEFICIARY". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Company.

     PRIMARY BENEFICIARIES:

     SECONDARY BENEFICIARIES:

     The Employee understands that he may at any time, upon written request to the Company or the Committee, obtain a copy of the Plan as then in effect.


S/ David A. Widlak                      April 30, 2003
-------------------------------------
David A. Widlak, Employee


COMMUNITY CENTRAL BANK CORPORATION


By: S/ Dean S. Petitpren                April 30, 2003
    ---------------------------------
Name: Dean S. Petitpren
Title: Director and Chairman of the
       Compensation Committee

                 THE FOLLOWING AGREEMENT WAS ENTERED INTO WITH
                       RONALD R. REED AND RAY T. COLONIUS

     COMMUNITY CENTRAL BANK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

     Community Central Bank (the "Bank") is the sponsor of the Community Central Bank Supplemental Executive Retirement Plan (the "Plan"). The Bank and the undersigned executive of the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

          PROVISIONS REGARDING PLAN BENEFITS, VESTING, RETIREMENT DATES
                           AND YEARS OF SERVICE CREDIT

     1. No limitations other than those contained in the Plan and this Plan Agreement shall apply to the Employee's entitlement to benefits under the Plan.

     2. The Employee's annual benefit percentage is 50%.

     3. The Employee's minimum Annual Benefit shall be $75,000.

     4. For purposes of determining "Years of Credited Service", the Employee shall be credited with all Years of Credited Service earned after December 31, 1999.

     5. The "Payout Period" shall be 180 consecutive months.

     6. If elected by the Employee, the Payout Period shall commence on a designated Early Retirement Date. The Early Retirement Date shall not be earlier than one year preceding the date the Employee elects in writing to have his benefits commence. The Employee acknowledges and understands that (a) no benefit will be paid on an Early Retirement Date unless this written election is made, and (b) if benefits commence on an Early Retirement Date, the Employee's monthly payment under the Plan will be smaller than the Monthly Benefit he would have received had benefits commenced at his Normal Retirement Date, to reflect the earlier commencement of benefits.

     7. The Employee shall vest in his Annual Benefit (including his minimum Annual Benefit) over a 10-year period, at a rate of 10 percent for each Year of Credited Service. The Employee shall be 100 percent vested in his Annual Benefit upon a Change in Control, regardless of his actual Years of Credited Service.

     8. In the event that any payments or benefits provided or to be provided to the Employee pursuant to this Plan Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Holding Company or the Bank, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Bank shall pay to the Employee in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Employee (net of such excise tax and any federal, state and local tax on the Bank's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to him attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Change in Control. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and
(4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Employee shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Employee, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Employee with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Employee's behalf, any excise tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Employee and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                             BENEFICIARY DESIGNATION

     THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES A SPOUSAL CONSENT PERMITTING ANOTHER PERSON TO BE SO DESIGNATED AS PRIMARY BENEFICIARY.

     The Employee designates the following individuals as his "BENEFICIARY". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Bank.

     PRIMARY BENEFICIARIES:

     SECONDARY BENEFICIARIES:

     The Employee understands that he may at any time, upon written request to the Bank or the Committee, obtain a copy of the Plan as then in effect.



-------------------------------------
                           , Employee


COMMUNITY CENTRAL BANK


By:
    ---------------------------------
Name:
Title:

     COMMUNITY CENTRAL BANK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

     Community Central Bank (the "Bank") sponsors the Community Central Bank Supplemental Executive Retirement Plan (the "Plan"). The Bank and the undersigned executive of the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

     PROVISIONS REGARDING PLAN BENEFITS, VESTING AND YEARS OF SERVICE CREDIT

     1. The Employee's Annual Benefit shall be $50,000 ($4,166.66 monthly).

     2. The "Payout Period" shall be 180 consecutive months.

     3. The Employee shall vest in his Annual Benefit over a 10-year period, at a rate of 10 percent for each Year of Credited Service. For purposes of determining "Years of Credited Service", the Employee shall be credited with Years of Credited Service (including fractional years) completed after his commencement of participation in the Plan, plus an additional three Years of Credited Service. The Employee shall be credited with a Year of Credited Service for each 12 month period he is actively employed by the Bank or the Holding Company. The Employee shall be 100 percent vested in his Annual Benefit upon a Change of Control, regardless of his actual Years of Credited Service.

                             BENEFICIARY DESIGNATION

     THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES A SPOUSAL CONSENT PERMITTING ANOTHER PERSON TO BE SO DESIGNATED AS PRIMARY BENEFICIARY.

     The Employee designates the following persons as his "BENEFICIARY". The Employee acknowledges that he may change his designation by submitting to the Committee a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Bank.

                           Name   % Interest
                           ----   ----------
PRIMARY BENEFICIARIES:

          (Provide a schedule of additional beneficiaries if necessary)

                           Name   % Interest
                           ----   ----------
SECONDARY BENEFICIARIES:

          (Provide a schedule of additional beneficiaries if necessary)

     The Employee understands that he may at any time, upon written request to the Bank or the Committee, obtain a copy of the Plan as then in effect.

EMPLOYEE                                DATE

S/ Charles U. Shreve                    August 1, 2005,
-------------------------------------
Charles U. Shreve, Employee


COMMUNITY CENTRAL BANK


By: S/ Ronald R. Reed                   August 1, 2005,
    ---------------------------------
Name: Ronald R. Reed
Title: President & CEO

     COMMUNITY CENTRAL BANK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

     Community Central Bank (the "Bank") sponsors the Community Central Bank Supplemental Executive Retirement Plan (the "Plan"). The Bank and the undersigned executive of the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

     PROVISIONS REGARDING PLAN BENEFITS, VESTING AND YEARS OF SERVICE CREDIT

     1. The Employee's Annual Benefit shall be $50,000 ($4,166.66 monthly).

     2. The "Payout Period" shall be 180 consecutive months.

     3. The Employee shall vest in his Annual Benefit over a 10-year period, at a rate of 10 percent for each Year of Credited Service. For purposes of determining "Years of Credited Service", the Employee shall be credited with Years of Credited Service (including fractional years) completed after his commencement of participation in the Plan, plus an additional three Years of Credited Service. The Employee shall be credited with a Year of Credited Service for each 12 month period he is actively employed by the Bank or the Holding Company. The Employee shall be 100 percent vested in his Annual Benefit upon a Change of Control, regardless of his actual Years of Credited Service.

                             BENEFICIARY DESIGNATION

     THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES A SPOUSAL CONSENT PERMITTING ANOTHER PERSON TO BE SO DESIGNATED AS PRIMARY BENEFICIARY.

     The Employee designates the following persons as his "BENEFICIARY". The Employee acknowledges that he may change his designation by submitting to the Committee a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Bank.

                           Name   % Interest
                           ----   ----------
PRIMARY BENEFICIARIES:

          (Provide a schedule of additional beneficiaries if necessary)

                           Name   % Interest
                           ----   ----------
SECONDARY BENEFICIARIES:

          (Provide a schedule of additional beneficiaries if necessary)

     The Employee understands that he may at any time, upon written request to the Bank or the Committee, obtain a copy of the Plan as then in effect.

EMPLOYEE                                DATE


S/ Sam A. Locricchio                    August 1, 2005,
-------------------------------------
Sam A. Locricchio, Employee


COMMUNITY CENTRAL BANK


By: S/ Ronald R. Reed                   August 1, 2005,
    ---------------------------------
Name: Ronald R. Reed
Title: President & CEO


                                       2